                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Annual Report on Form 11-K into RPM International Inc.'s previously filed Registration Statement File No. 333-101501.


/s/ Ciulla, Smith & Dale, LLP




Cleveland, Ohio
July 15, 2003